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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934


                        December 29, 2000
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


                            001-14035
                    (Commission File Number)

           DELAWARE                         76-0407711
 (State or other jurisdiction    (I.R.S. Employer Identification
       of incorporation)                       No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former name or former address, if changed since last report)


ITEM 5.  Other Events.

     A press release regarding the Company announcing that it had filed a motion with the U.S. Bankruptcy Court for the Southern District of Texas to close an additional 121 stores as part of its restructuring process was issued by the Company on December 29, 2000 and is attached hereto as Exhibit 99.1.


ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

       Not applicable.

     (b)  Pro forma financial information.

       Not applicable.

     (c)  Exhibits.

       99.1 Press release dated December 29, 2000 issued by the Company.








                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

January 2, 2001                         /s/ Charles M. Sledge
 (Date)                                 Charles M. Sledge
                                        Senior VP Finance,
                                         Treasurer and Secretary